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                                                                EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated March 12, 1996 included in Registration Statement File No. 2-57098.

                                                            ARTHUR ANDERSEN LLP

Houston, Texas
March 12, 1996